Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Record Results for the Fourth Quarter and Year Ended December 31, 2013

SAN JOSE, Calif. February 6, 2014--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading fabless manufacturer of high-performance analog and mixed-signal semiconductors, today announced financial results for the quarter and year ended December 31, 2013.

The results for the quarter ended December 31, 2013 are as follows:

●	Net revenue was $63.6 million, a 2.7% decrease from $65.3 million in the third quarter of 2013 and a 31.8% increase from $48.2 million in the fourth quarter of 2012.
●	Gross margin was 54.0%, compared with 54.0% in the third quarter of 2013 and 53.0% in the fourth quarter of 2012.
●

GAAP operating expenses were $26.3 million, including $26.2 million for research and development (R&D) and selling, general and administrative (SG&A) expenses, which included $5.5 million for stock-based compensation and deferred compensation plan expenses, and $0.1 million for litigation expenses. Comparatively, for the quarter ended December 31, 2012, GAAP operating expenses were $24.6 million, including $27.2 million for R&D and SG&A expenses, which included $7.1 million for stock-based compensation expenses, and $(2.6) million for litigation benefit.

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Non-GAAP(1) operating expenses were $20.8 million, excluding $5.5 million for stock-based compensation and deferred compensation plan expenses, compared with $17.5 million, excluding $7.1 million for stock-based compensation expenses, for the quarter ended December 31, 2012.

●

GAAP net income was $7.5 million and GAAP earnings per share were $0.19 per diluted share. Comparatively, GAAP net income was $0.2 million and GAAP earnings per share were $0.01 per diluted share for the quarter ended December 31, 2012.

●

Non-GAAP(1) net income was $12.6 million and non-GAAP earnings per share were $0.32 per diluted share, excluding stock-based compensation and deferred compensation plan expenses and related tax effects, compared with non-GAAP net income of $7.7 million and non-GAAP earnings per share of $0.21 per diluted share, excluding stock-based compensation expenses and related tax effects, for the quarter ended December 31, 2012.

The results for the year ended December 31, 2013 are as follows:

●	Net revenue was $238.1 million, an 11.4% increase from $213.8 million for the year ended December 31, 2012.

●	Gross margin was 53.7%, compared with 52.9% for the year ended December 31, 2012.
●

GAAP operating expenses were $104.0 million, including $104.4 million for R&D and SG&A expenses, which included $20.1 million for stock-based compensation and deferred compensation plan expenses, and $(0.4) million for litigation benefit. Comparatively, for the year ended December 31, 2012, GAAP operating expenses were $95.9 million, including $98.8 million for R&D and SG&A expenses, which included $18.1 million for stock-based compensation expenses, and $(2.9) million for litigation benefit.

●

Non-GAAP(1) operating expenses were $83.9 million, excluding $20.1 million for stock-based compensation and deferred compensation plan expenses, compared with $77.7 million, excluding $18.1 million for stock-based compensation expenses, for the year ended December 31, 2012.

●

GAAP net income was $22.9 million and GAAP earnings per share were $0.59 per diluted share. Comparatively, GAAP net income was $15.8 million and GAAP earnings per share were $0.43 per diluted share for the year ended December 31, 2012.

●

Non-GAAP(1) net income was $41.1 million and non-GAAP earnings per share were $1.06 per diluted share, excluding stock-based compensation and deferred compensation plan expenses, a one-time benefit from a cash award and related tax effects, compared with non-GAAP net income of $33.8 million and non-GAAP earnings per share of $0.93 per diluted share, excluding stock-based compensation expenses and related tax effects, for the year ended December 31, 2012.

The following is a summary of revenue by end market for the periods indicated, estimated based on the Company’s assessment of available end market data (in millions):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2013	2012	2013	2012
Communication	$12.9	$12.2	$56.1	$50.9
Storage and Computing	12.6	10.2	47.9	41.3
Consumer	29.2	19.8	99.9	95.8
Industrial	8.9	6.0	34.2	25.8
Total	$63.6	$48.2	$238.1	$213.8

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2013	2012	2013	2012
DC to DC	$56.6	$43.5	$211.3	$188.7
Lighting Control	7.0	4.7	26.8	25.1
Total	$63.6	$48.2	$238.1	$213.8

"MPS had an outstanding fourth quarter with 31.8 percent year-over-year revenue growth, which was much better than the overall analog market," said Michael Hsing, CEO and founder of MPS. “This was MPS’s best Q4 and the best year yet in our history. We continue to deliver on our growth strategy as evidenced by revenue diversification and growth far exceeding the analog industry. We are confident in our future growth.”

Business Outlook

The following are MPS’ financial targets for the first quarter ending March 31, 2014:

●	Revenue in the range of $58 million to $62 million.

●	Gross margin between 53.5% and 54.5%.

●

GAAP R&D and SG&A expenses between $26.3 million and $29.5 million. Non-GAAP(1) R&D and SG&A expenses between $20.0 million and $22.5 million. This excludes an estimate of stock-based compensation and deferred compensation plan expenses in the range of $6.3 million to $7.0 million.

●	Litigation expense between $200,000 and $400,000.

●	Fully diluted shares outstanding between 39.5 million and 39.9 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP operating expenses and non-GAAP R&D and SG&A expenses differ from net income, earnings per share, operating expenses, R&D and SG&A expenses determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share for the quarter and year ended December 31, 2013 and 2012 exclude the effect of stock-based compensation expenses, deferred compensation plan expenses, a one-time benefit from a cash award and their related tax effects. Non-GAAP operating expenses for the quarter and year ended December 31, 2013 and 2012 exclude the effect of stock-based compensation and deferred compensation plan expenses. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation and deferred compensation plan expenses. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter and year ended December 31, 2013 results at 2:00 p.m. PT / 5:00 p.m. ET, February 6, 2014. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 33431773. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, deferred compensation plan expenses, litigation expense and diluted shares outstanding for the quarter ending March 31, 2014, (ii) our outlook for the long-term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv) or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its quarterly report on Form 10-Q filed with the SEC on October 28, 2013.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.

Monolithic Power Systems (MPS) is a fabless semiconductor company specializing in high-performance analog ICs. Founded in 1997, MPS’s core technology is its innovative and proprietary manufacturing process combined with superior analog circuit design capabilities across system-level and end customer applications. These combined advantages enable MPS to deliver highly integrated monolithic products that offer energy efficient and cost-effective solutions. MPS product families include DC/DC converters, LED drivers and controllers, Class-D audio amplifiers, battery chargers and protections, USB and current-limit switches and AC/DC offline products. MPS has over 1,000 employees worldwide, located in the United States, China, Taiwan, Korea, Japan, Singapore and across Europe.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$101,213	$75,104
Short-term investments	125,126	85,521
Accounts receivable, net of allowances of $0 as of December 31, 2013 and $20 as of December 31, 2012	23,730	19,383
Inventories	39,737	32,115
Deferred income tax assets, net - current	294	1
Prepaid expenses and other current assets	1,986	2,177
Total current assets	292,086	214,301
Property and equipment, net	64,837	59,412
Long-term investments	9,860	11,755
Deferred income tax assets, net - long-term	481	669
Other long-term assets	1,644	1,025
Total assets	$368,908	$287,162

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,694	$9,859
Accrued compensation and related benefits	10,419	7,686
Accrued liabilities	17,376	5,915
Total current liabilities	38,489	23,460
Long-term liabilities	1,478	-
Non-current income tax liabilities	5,542	5,408
Total liabilities	45,509	28,868
Stockholders' equity:
Common stock, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 38,291 and 35,673 as of December 31, 2013 and December 31, 2012, respectively	234,201	194,079
Retained earnings	82,938	60,040
Accumulated other comprehensive income	6,260	4,175
Total stockholders’ equity	323,399	258,294
Total liabilities and stockholders’ equity	$368,908	$287,162

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Revenue	$63,560	$48,214	$238,091	$213,813
Cost of revenue (1)	29,266	22,661	110,190	100,665
Gross profit	34,294	25,553	127,901	113,148
Operating expenses:
Research and development (1)	12,487	13,243	49,733	48,796
Selling, general and administrative (1)	13,683	13,930	54,624	50,018
Litigation expense (benefit), net	84	(2,600)	(371)	(2,945)
Total operating expenses	26,254	24,573	103,986	95,869
Income from operations	8,040	980	23,915	17,279
Interest and other income (expense), net	(57)	(10)	92	611
Income before income taxes	7,983	970	24,007	17,890
Income tax provision	484	722	1,109	2,134
Net income	$7,499	$248	$22,898	$15,756

Basic net income per share	$0.20	$0.01	$0.61	$0.45
Diluted net income per share	$0.19	$0.01	$0.59	$0.43
Weighted average common shares outstanding:
Basic	38,328	35,556	37,387	34,871
Diluted	39,524	36,763	38,620	36,247

(1) Includes stock-based compensation expense as follows:
Cost of revenue	$166	$185	$631	$510
Research and development	1,661	2,667	6,219	6,922
Selling, general and administrative	3,792	4,474	13,851	11,220
Total stock-based compensation expense	$5,619	$7,326	$20,701	$18,652

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Net income	$7,499	$248	$22,898	$15,756
Net income as a percentage of revenue	11.8%	0.5%	9.6%	7.4%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation	$5,619	$7,326	$20,701	$18,652
Deferred compensation plan expense, net	12	-	21	-
Cash award	-	-	(266)	-
Tax effect	(537)	100	(2,226)	(607)
Non-GAAP net income	$12,593	$7,674	$41,128	$33,801
Non-GAAP net income as a percentage of revenue	19.8%	15.9%	17.3%	15.8%

Non-GAAP earnings per share:
Basic	$0.33	$0.22	$1.10	$0.97
Diluted	$0.32	$0.21	$1.06	$0.93

Shares used in the calculation of non-GAAP earnings per share:
Basic	38,328	35,556	37,387	34,871
Diluted	39,524	36,763	38,620	36,247

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Total operating expenses	$26,254	$24,573	$103,986	$95,869

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation	$(5,453)	$(7,141)	$(20,070)	$(18,142)
Deferred compensation plan expense, net	(8)	-	(11)	-
Non-GAAP operating expenses	$20,793	$17,432	$83,905	$77,727

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Total operating income	$8,040	$980	$23,915	$17,279
Operating income as a percentage of revenue	12.6%	2.0%	10.0%	8.1%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation	$5,619	$7,326	$20,701	$18,652
Deferred compensation plan expense, net	8	-	11	-
Non-GAAP operating income	$13,667	$8,306	$44,627	$35,931
Non-GAAP operating income as a percentage of revenue	21.5%	17.2%	18.7%	16.8%

2014 FIRST QUARTER OUTLOOK

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending March 31, 2014
	Low	High
R&D and SG&A	$26,300	$29,500

Adjustments to reconcile R&D and SG&A to non-GAAP R&D and SG&A
Stock-based compensation and deferred compensation plan expense	(6,300)	(7,000)
Non-GAAP R&D and SG&A	$20,000	$22,500